Exhibit 10.72

REPLY TO ATTENTION OF	DEPARTMENT OF THE ARMY U.S. ARMY RESEARCH, DEVELOPMENT AND ENGINEERING COMMAND ACQUISITION CENTER RESEARCH TRIANGLE PARK DIVISION P.O. BOX 12211 RESEARCH TRIANGLE PARK, NORTH CAROLINA 27709-2211

[stamp:] April 26, 2010

AMSRD-ACC-R  70-1t

Subject: Contract No. W911NF-09-C-0072 (Proposal 56273-CH-CBD2)

Bio Protection Systems Corporation

Attn: Mr. Carl Langren

2901 South Loop Drive

Suite 2236

Ames, IA 50010-8646

Dear Mr. Carl Langren:

Enclosed for your retention is a signed copy of subject contract that has been signed by all the parties.

All correspondence pertaining to the scientific and technical aspects of the contract should be directed to the Government technical monitor specified in the contract.  Other correspondence should be directed to the undersigned at (919) 549-4237 or leroy.r.hardy@us.army.mil.

Sincerely,

/s/ Leroy R. Hardy Jr.

Leroy R. Hardy Jr.
Contracting Officer

Enclosures

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	
PAGE OF PAGES	1 3
2. AMENDMENT/MODIFICATION NO.	P00002
3. EFFECTIVE DATE	21-Apr-2010
4. REQUISITION/PURCHASE REQ. NO.	SEE SCHEDULE
5. PROJECT NO (If applicable)	
6. ISSUED BY CODE W911NF	US ARMY RDECOM ACQ CTR – W911NF 4300 S. MIAMI BLVD DURHAM NC 27703
7. ADMINISTERED BY (If other than item 6) CODE S2401A	DCM TWIN CITIES 3001 METRO DR BLOOMINGTON MN 55425-1573
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, county, State and Zip Code)	BIOPROTECTION SYSTEMS CORPORATION 2901 S LOOP DR STE 3360 AMES IA 50010-8646
CODE	47EJ3
FACILITY CODE	
9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
X 10A. MOD. OF CONTRACT/ORDER NO.	W911NF-09-C-0072
X 10B. DATED (SEE ITEM 13)	31-Jul-2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ *The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offer* ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods (a) By completing Item 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) IAW FAR Clause 52.243-2, Changes - Cost Reimbursement

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: hardyl101518

SEE CONTINUATION PAGES.

P-56273-CH-CBD2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	LEROY R. HARDY/CONTRACTING OFFICER TEL: 919-549-4237 EMAIL: leroy.r.hardy@us.army.mil
15B. CONTRACTOR/OFFEROR	______________________ (Signature of person authorized to sign)
15C. DATE SIGNED	
16B. UNITED STATES OF AMERICA	/s/ Leroy R. Hardy Jr. (Signature of Contracting Officer)
16C. DATE SIGNED	21-Apr-2010

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

The purpose of this modification is to: (1) exercise contract line item number (CLIN) 0002 in accordance with the terms and conditions established in the above noted contract; and (2) fully fund CLIN 0002 in the amount of $119,261.00.  Therefore, the following changes are hereby incorporated:

SECTION A — SOLICITATION/CONTRACT FORM

1.               The total cost of this contract was increased by $119,261.00 from $630,738.00 to $749,999.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

2.               CLIN 0002: The word “Option” is hereby deleted in its entirety and CLIN 0002 is exercised and fully funded as follows:

ITEM NO 0002	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE	AMOUNT
	Scientific Research Services — Phase II
	Cost Plus Fixed Fee

Small Business Innovative Research (SBIR) Phase II proposal titled, “Imp roved Venezuelan Equine Encephalitis Virus Vaccines” sets forth the research to be completed under this contract line item number.

	Purchase Request Number: 56273CHCBD209265
	Project: CBD08-105
			ESTIMATED COST		$112,510.00
			FIXED FEE		$6,751.00
			TOTAL EST COST + FEE		$119,261.00

ITEM NO 000201	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE	AMOUNT
	Scientific Research Services — Phase II
	Cost Plus Fixed Fee
	Increment of Funding

	Purchase Request Number: 56273CHCBD209265-0001
	Project: CBD08-105
Total amount Funded: ACRN AB					$372.00
CIN: 56273CHCBD209265000201

ITEM NO 000202	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE	AMOUNT
	Scientific Research Services — Phase II
	Cost Plus Fixed Fee
	Increment of Funding

	Purchase Request Number: 56273CHCBD209265-0001
	Project: CBD08-105
Total amount Funded: ACRN AC					$118,889.00
CIN: 56273CHCBD209265000202

SECTION E - INSPECTION AND ACCEPTANCE

3.               The following Acceptance/Inspection Schedule is added for CLIN 0002:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

4.               The Delivery Schedule for CLIN 0002 is shown below:

Period of Performance Ship to Address		UIC
31-JUL-2010	Transportation Office - W36QYT	W36QYT
through	PR PROP BK ACCT Durham
30-JUL-2011	PO Box 12211
Research Triangle Park NC 27709-2211
FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

5.               The accounting and appropriation data for CLIN 0002 is delineated below:

SubCLIN 000201	9790400260196N6N7C60605502BPM255YXR00009PM56273CH	$372.00
ACRN AB:	SAPM9XSAPM018129
	CIN: 56273CHCBD209265000201

SubCLIN 000202	9700400260106N6N7C60605502BPM255YXR00000PM56273CHS	$118,889.00
ACRN AC:	APM0XSAPM018129
	CIN: 56273CHCBD209265000202

6.               As a result of this modification, the total funded amount for this document is increased by $119.261.00 from $630,738.00 to $749,999.00.

7.               The funding obligated under CLIN 0002, ACRN AB and ACRN AC, shall not be disbursed until the start of the performance period denoted in Section F provided herein.

Except as provided herein, all terms and conditions set forth in the above noted contract remains unchanged and in full force and effect.

(End of Summary of Changes)